UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                Amendment No. 1
                                       To
                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 7, 2005

                       TEMPORARY FINANCIAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

        Washington                    333-60326                 91-2079472
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

200 North Mullan Road, Suite 213, Spokane, Washington             99223
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      Address of principal executive offices                     Zip Code

Registrants telephone number, including area code: 509-340-0273

                                      N.A.
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         (Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencment communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencment communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

      Item 4.01 Changes in Registrant's Certifying Public Accountant

      In connection with the non-binding letter of intent entered into between Temporary Financial Services, Inc. (TFS) and Toolbuilders Laboratories, Inc., as previously reported on Form 8-K dated December 21, 2004, TFS has elected to change its independent accountant. The Board of Directors of TFS approved the change. The Board of Directors of Toolbuilders Laboratories, Inc. wants to use the new certifying public accounting firm and the Board of Directors of TFS believes that the change now will provide savings of accounting fees and management time that will benefit the combined companies if the Toolbuilders reverse acquisition goes forward.

      The new independent accountant will be DeCoria, Maichel & Teague, P.S., 1105 W. Francis, Suite A, Spokane, Washington 99205. Prior to its engagement on January 3, 2005, TFS has not consulted with the new independent accountant on any matters.


i. The former independent accountant was LeMaster & Daniels, PLLC, 700 Bank of America Financial Center, 601 West Riverside, Spokane, Washington 99201-0622. The former independent accountant was dismissed on January 3, 2005. The reports on the Financial Statements of TFS as of December 31, 2003 and December 31, 2002 and for the years then ended, did not contain any adverse opinion, disclaimer of opinion, modification or qualification. During the registrant's two most recent fiscal years and any subsequent interim period TFS did not have any disagreements with the former independent accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.


      TFS has provided a copy of these disclosures to the former independent accountant and has requested a letter from the former independent accountant indicating whether it agrees with these disclosures. The response from the former independent accountant is attached as an exhibit to this Form 8-K

      In connection with the Form 10-KSB for the year ended December 31, 2004, we expect that the new independent accountant will rely on the audit opinion of the former independent accountant issued on the financial statements as of December 31, 2003 and for the year then ended. TFS will request that the former independent accountant perform such additional services as are necessary to allow such reliance.


Section 9 - Financial Statements and Exhibits

Item 9.01 (c) Exhibits.

Exhibit 16      Consent Letter from LeMaster & Daniels PLLC    Provided herewith

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Temporary Financial Services, Inc.
February 7, 2005

                                        /s/ Brad E. Herr, Secretary
                                        ----------------------------------------
                                        Brad E. Herr, Secretary